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Exhibit 10.11.17

The following Form of Amendment was entered into with the following executive officers in connection with the following Promissory Notes and Security Agreements ("Agreements"):


Executive Officer          Date of Agreement              Amount of Loan
-----------------          -----------------              --------------
Randall M. Ell             April 1, 1998                  $   50,000.00
Randall M. Ell             January 4, 1999                    50,000.00
Steven R. LeBlanc          August 5, 1998                    960,577.50
Steven R. LeBlanc          February 2, 1999                1,000,487.05
Michael L. Schwarz         January 28, 1998                   42,258.38
Michael L. Schwarz         January 30, 1998                  361,785.13
Michael L. Schwarz         July 29, 1998                      55,837.50
Michael L. Schwarz         August 6, 1998                     17,425.00
Michael L. Schwarz         February 2, 1999                  450,004.09

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                                     FORM OF
            FIRST AMENDMENT TO PROMISSORY NOTE AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO PROMISSORY NOTE AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of the [____________] by and between Summit Properties Inc., a Maryland corporation (the "Company"), and [____________] ("Employee").

                              STATEMENT OF PURPOSE

         The Company has agreed to amend the Promissory Note and Security Agreement entered into between the Company and Employee as of [____________] and in original principal amount of [____________] (the "Note") to reduce the number of shares of Common Stock serving as collateral for Employee's obligations thereunder in exchange for Employee's agreement to amend the Note to eliminate the provisions thereof that limit Employee's personal liability thereunder.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Capitalized Terms. All capitalized undefined terms used in this Amendment shall have the meanings assigned thereto in the Note.

         2. Partial Release of Collateral. Pursuant to Section 2 of the Note [____________] shares of Common Stock (the "Shares") currently constitute Collateral Stock under the Note, certificate(s) for which are in the possession of the Company. The Company hereby releases its security interest pursuant to the Note in [____________] of the Shares (the "Released Shares") so that hereafter the term "Collateral Stock" shall mean [____________] shares of Common Stock and any and all distributions and dividends which may from time to time be paid or payable on such shares. The Company and Employee agree to take any and all actions necessary (including executing suitable stock powers) to enable the Company to issue separate stock certificate(s) evidencing the Released Shares and the Collateral Stock and to enable the Company to perfect and maintain the validity and priority of the security interest granted to the Company pursuant to the Note. The Company shall cause the certificate(s) evidencing the Released Shares to be released to Employee and pursuant to Section 2 of the Note shall retain the certificate(s) evidencing the Collateral Stock. Except for the definition of "Collateral Stock" which is being modified hereby, the provisions of Section 2 of the Note shall remain unaltered and in full force and effect.

         3. Deletion of Section 7. Section 7 of the Note is hereby deleted in its entirety so that Employee's personal liability under the Note shall no longer be limited thereby. Employee hereby acknowledges and agrees that Employee shall be personally liable for one hundred percent (100%) of Employee's obligations under the Note.

         4. Continued Viability of the Note. The Note, as amended by this Amendment, shall remain in full force and effect, and this Amendment shall be deemed to be incorporated into the


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Note and made a part thereof. Accordingly, the applicable provisions of Sections
8, 10, 13 an 14 of the Note shall have equal force and effect with respect to the construction and interpretation of this Amendment. To the extent of any conflict between the provisions of this Amendment and those of the Note as heretofore in effect, this Amendment shall control and otherwise govern and supersede such provisions.

                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal as of the date first above written.


                                              SUMMIT PROPERTIES INC.



                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:



                                              EMPLOYEE



                                                                          [SEAL]
                                              ----------------------------






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